UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 10, 1998
                                                          --------------

                           FOOD 4 LESS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                          Delaware 33-59212 33-0642810
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(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File No.)             Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                       97202
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(Address of principal executive offices)                     (Zip Code)


                                 (503) 232-8844
                                 --------------
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

     On March 10, 1998, upon filing a Certificate of Merger with the Delaware Secretary of State, Food 4 Less Holdings, Inc., a Delaware corporation (the "Company"), was acquired by Fred Meyer, Inc., a Delaware corporation ("Fred Meyer"), as a result of a merger through which the Company became a wholly owned subsidiary of Fred Meyer (the "Merger"). The Merger, as contemplated by the Agreement and Plan of Merger dated November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer, was approved by the stockholders of Fred Meyer at a stockholders meeting held on March 5, 1998, for which proxies were solicited pursuant to Section 14(a) of the Exchange Act, and by the stockholders of the Company through a consent solicitation that was completed on March 4, 1998.

     The Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Registration Statement on Form S-4 (No. 333-44871) filed by Fred Meyer (the "Joint Proxy Statement"), contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (b) Pro forma financial information.

     The information set forth under the caption "The FM/QFC Merger and FM/Food 4 Less Merger Unaudited Pro Forma Condensed Combined Financial Statements" in the Joint Proxy Statement, which is filed as Exhibit 99.1 to this Report, is incorporated herein by reference.


     (c) Exhibits.

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer. Incorporated by reference from Appendix B to the Joint Proxy Statement.

     99.1 Joint Proxy Statement. Incorporated by reference from Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).

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                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 17, 1998

                                       FOOD 4 LESS HOLDINGS, INC.



                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Roger A. Cooke
                                           Assistant Secretary

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
                                  EXHIBIT INDEX

Exhibit No.         Description                                       Sequential
-----------         -----------                                        Page No.
                                                                      ----------

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer. Incorporated by reference from Appendix B to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).

     99.1 Joint Proxy Statement. Incorporated by reference from Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).